Other Non-Current Assets (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Non-current assets
Prepaid expenses	$ 352	$ 13
Deposits in guarantee to free zone	393	359
Other	1,478	817
Total	$ 2,223	$ 1,189